Filed Pursuant to Rule 497(a)
File No. 333-183530
Rule 482ad

Prospect Capital Corporation Prices Public Offering of $250 Million of 5.875% Senior Unsecured Notes due 2023

NEW YORK — (Market Wire) — March 8, 2013 — Prospect Capital Corporation (NASDAQ: PSEC, “Prospect” or “Company”) announced today that it has priced an underwritten public offering of $250 million in aggregate principal amount of 5.875% senior unsecured notes due 2023.  The notes will mature on March 15, 2023.  The notes will bear interest at a rate of 5.875% per year payable semi-annually on September 15 and March 15 of each year, with the first interest payment occurring on September 15, 2013.

Barclays Capital Inc. is acting as the sole underwriter of this offering.  The offering is expected to close on March 15, 2013, subject to customary closing conditions.

Prospect expects to use the net proceeds of this offering initially to maintain balance sheet liquidity, including investments in high quality short-term debt instruments, and thereafter to make long-term investments in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Prospect before investing.  The pricing supplement dated March 8, 2013, the preliminary prospectus supplement dated March 8, 2013 and the accompanying prospectus dated October 29, 2012, each of which have been filed with the Securities and Exchange Commission, contain this and other information about Prospect and should be read carefully before investing.

The information in the pricing supplement, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.  The pricing supplement, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Prospect and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717; Barclaysprospectus@broadridge.com (phone: 888-603-5847).

ABOUT PROSPECT CAPITAL CORPORATION

Prospect Capital Corporation is a closed-end investment company that lends to and invests in private and microcap public businesses. Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.

We have elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). We are required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to us could have an adverse effect on us and our shareholders.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.

For further information, contact:

Grier Eliasek, President and Chief Operating Officer

grier@prospectstreet.com

(212) 448-9577